                                                                     EXHIBIT 4.1



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
                                        [ECLIPSYS CORPORATION LOGO]


               NUMBER                                                                     SHARES
                 IC
                                            ECLIPSYS CORPORATION

  THIS CERTIFICATE IS TRANSFERABLE         INCORPORATED UNDER THE             SEE REVERSE FOR CERTAIN DEFINITIONS
 IN THE CITIES OF BOSTON OR NEW YORK            LAWS OF THE
            COMMON STOCK                     STATE OF DELAWARE                       CUSIP 278856 10 9


         THIS CERTIFIES THAT








           IS THE OWNER OF
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     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE OF

============================= ECLIPSYS CORPORATION =============================

transferable on the books of the Corporation only by the registered holder hereof, in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. This Certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

        IN WITNESS WHEREOF the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.

Dated:

/s/ T. JACK RISENHOOVER            [SEAL]            /s/ HARVEY J. WILSON
        SECRETARY                                          PRESIDENT


COUNTERSIGNED AND REGISTERED:
                     BankBoston, N.A.
                                  TRANSFER AGENT AND REGISTRAR

BY                            [SIG]
                                                         AUTHORIZED SIGNATURE

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
                      LOGO IS FOR POSITION ONLY
---------------------------------------  --------------------------------------------------------

    AMERICAN BANK NOTE COMPANY            PRODUCTION COORDINATOR: TRICIA O'CONNOR: 215-830-2154
        660 BLAIR MILL ROAD                               PROOF OF MAY 4, 1998
         HORSHAM, PA 19044                                ECLIPSYS CORPORATION
           (215)657-3480                                     H 56158fc
---------------------------------------  --------------------------------------------------------
 SALES:   A. HOBBS:  404-525-1455              OPERATOR:                         MT/MT/eg
---------------------------------------  --------------------------------------------------------
/NET/BANKNOTE/HOME57/ECLIPSYS/56158                               REV 2
---------------------------------------  --------------------------------------------------------
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

                              ECLIPSYS CORPORATION

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH CLASS OF STOCK OF THE CORPORATION AND THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS DETERMINED FOR EACH SERIES (AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES). SUCH REQUEST MAY BE MADE TO THE CORPORATION AT ITS PRINCIPAL OFFICE.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM - as tenants in common                           UNIF GIFT MIN ACT -         Custodian
TEN ENT - as tenants by the entireties                                       --------         -------------
JT TEN  - as joint tenants with right                                         (Cust)             (Minor)
          of survivorship and not as tenants                               under Uniform Gifts to Minors
          in common                                                        Act
                                                                              ------------------------------
                                                                                        (State)
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    Additional abbreviations may also be used though not in the above list.


For value received, ____________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------


-----------------------------------------


-------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                                                                         Shares
-------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby

irrevocably constitute and appoint                                      Attorney
                                ---------------------------------------

-------------------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated_________________

                        --------------------------------------------------------
               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:
                        --------------------------------------------------------
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.



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

---------------------------------------  --------------------------------------------------------

    AMERICAN BANK NOTE COMPANY            PRODUCTION COORDINATOR: TRICIA O'CONNOR: 215-830-2154
        660 BLAIR MILL ROAD                               PROOF OF APRIL 8, 1998
         HORSHAM, PA 19044                                ECLIPSYS CORPORATION
          (215) 657-3480                                      H 56158bk
---------------------------------------  --------------------------------------------------------
 SALES:   A. HOBBS:  404-525-1455              OPERATOR:                         MT
---------------------------------------  --------------------------------------------------------
/NET/BANKNOTE/HOME57/V2/ECLIPSYS/56158                           NEW
---------------------------------------  --------------------------------------------------------
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